1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

of 1934
Date of Report (Date of earliest event reported):
July 25, 2024
__________________________
USCB Financial Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

__________________________

Florida
001-41196
87-4070846
(State or Other Jurisdiction
of Incorporation)
(Commission File Number) (IRS Employer
Identification No.)
2301 N.W. 87th Avenue
,
Doral
,
Florida
33172
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone

Number, Including Area Code: (
305
)
715-5200

__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:

☐
Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate by

check mark

whether the

registrant is

an emerging

growth company

as defined

in Rule

405 of

the Securities

Act of

1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b

-2 of this chapter).
Emerging growth company
☒
If

an

emerging

growth

company,

indicate

by

check

mark

if

the

registrant

has

elected

not

to

use

the

extended

transition

period

for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2024,

USCB Financial Holdings,

Inc. (the “Company”) issued

a press release announcing

its financial results for
the quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-
K”) and is incorporated herein by reference.
The information

in this Item

2.02, including

Exhibit 99.1, is

being furnished

and shall not

be deemed

“filed” for purposes

of
Section 18 of the

Securities Exchange Act

of 1934 (the “Exchange

Act”), or otherwise subject

to the liability of

that section, and

shall
not be deemed

to be incorporated

by reference into

any filing under

the Securities Act of

1933 (the “Securities

Act”) or the

Exchange
Act except as expressly set forth by specific reference in such filing to this Form 8-K.
Item 7.01. Regulation FD Disclosure.
As previously announced, at 11:00 a.m. ET on July 26, 2024, the Company will hold an earnings conference call to discuss its financial performance for the quarter ended June 30, 2024. A copy of the slides forming the basis of the presentation is being furnished
as Exhibit 99.2

to this Form

8-K and is

incorporated herein by

reference. A copy

of the slides

has also been

posted to the

Company’s
investor relations website, located at investors.uscenturybank.com.
The information

in this Item

7.01, including

Exhibit 99.2, is

being furnished

and shall not

be deemed

“filed” for purposes

of
Section 18

of the

Exchange Act,

or otherwise

subject to

the

liability of

that section,

and

shall not

be deemed

to be

incorporated

by
reference into any filing under the

Securities Act or the Exchange Act

except as set forth by

specific reference in such filing to

this Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
99.1
USCB Financial Holdings, Inc. Press Release, dated July 25, 2024
99.2
Earnings Presentation, dated July 25, 2024
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
USCB Financial Holdings, Inc.
By: /s/ Robert Anderson
Name: Robert Anderson
Title: Chief Financial Officer
Date: July 25, 2024